SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2003

KB HOME

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(310) 231-4000

N/A
(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.
EXHIBIT INDEX
EXHIBIT 1.9
EXHIBIT 4.22
EXHIBIT 4.23
EXHIBIT 5.3

Item 5. Other Events.

     Exhibits are filed herewith in connection with the issuance by KB Home of an additional $50 million aggregate principal amount of its 7-3/4% Senior Subordinated Notes due 2010 (the “Additional Notes”) pursuant to Registration Statement No. 333-71630.

Exhibits

Exhibit

1.9	Underwriting Agreement, dated February 5, 2003, regarding the Additional Notes.

4.22	Form of Officers’ Certificate establishing the terms of the Additional Notes.

4.23	Form of the Additional Note.

5.3	Opinion of Munger, Tolles & Olson LLP regarding the legality of the Additional Notes.

23.4	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB HOME

Date: February 6, 2003	By: /s/ Kimberly N. King Kimberly N. King Corporate Secretary and Vice President, Corporate Legal Affairs

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EXHIBIT INDEX

Exhibit No.

1.9	Underwriting Agreement, dated February 5, 2003, regarding the Additional Notes.

4.22	Form of Officers’ Certificate establishing the terms of the Additional Notes.

4.23	Form of the Additional Note.

5.3	Opinion of Munger, Tolles & Olson LLP regarding the Additional Notes.

23.4	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).

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